Financial Instruments (Narrative) (Details) - USD ($) shares in Millions, $ in Millions	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Disclosure of risk management strategy related to hedge accounting [line items]
Description of sensitivity analysis exchange rate	A strengthening of the dollar exchange rate by 5% – 10% against the following currencies and change of the CPI in rate of 1% – 2% would have increased (decreased) the net income or net loss and the equity by the amounts
LIBOR interest rate description	A change of 1% – 2% in the SOFR interest rate at reporting date
Level 3 [Member]
Disclosure of risk management strategy related to hedge accounting [line items]
Underlying shares in capped call		5
Fair value of derivative	$ 15	$ 15
Fair value of long-term investment